UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 6, 2018

FORESCOUT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38253	51-0406800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
190 West Tasman Drive
San Jose, California 95134
(Address of principal executive offices, including zip code)
(408) 213-3191
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 is being filed by ForeScout Technologies, Inc. (the “Company”) to amend Item 9.01 of its Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission on November 8, 2018 in connection with its acquisition (the “Acquisition”) of SecurityMatters B.V. (“SecurityMatters”) pursuant to a Share Purchase Agreement dated as of November 6, 2018. As indicated in the original Form 8-K, the Acquisition has been completed and this Amendment No. 1 is being filed to provide the information required by Item 9.01 of Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The financial statements of SecurityMatters required by this Item 9.01(a) are filed as Exhibit 99.1 and Exhibit 99.2 to this Amendment No. 1 and are incorporated by reference herein.

(b)    Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) is filed as Exhibit 99.3 to this Amendment No 1. and is incorporated by reference herein.

(d)    Exhibits.

Exhibit No.	Description
23.1	Consent of Baker Tilly Virchow Krause, LLP
99.1	Audited Consolidated Financial Statements of SecurityMatters as of and for the year ended December 31, 2017.
99.2	Unaudited Condensed Consolidated Financial Statements of SecurityMatters as of and for the six months ended June 30, 2018
99.3	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2017 and as of and for the six months ended June 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESCOUT TECHNOLOGIES, INC.

By:	/s/ Darren J. Milliken
Darren J. Milliken Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
Date: January 18, 2019